-----------------
                                      CARILLON
                                     FUND, INC.


                                      Annual
                                      Report


                                 December 31, 1996

            CARILLON FUND, INC. ANNUAL REPORT


               Message from the President
                    December 31, 1996

We are pleased to present the 1996 Carillon Fund, Inc. Annual Report. All of our portfolios recorded positive returns during the year and surpassed the average results of underlying funds with similar investment objectives as reported by Lipper Variable Insurance Products Performance Analysis Service. This excellent year of relative performance accomplished our goal set out in last year's annual report. The encouraging details on each of the portfolios' successes are included inside this report.

ECONOMY AND FINANCIAL MARKETS

A positive surprise for financial markets during 1996 was the strength of the U.S. economy. Higher-than-expected growth emerged from an economy that looked tired and run down early in the year from slow 1995 Christmas sales, government shutdowns, severe winter weather, and a General Motors strike. The economic climate warmed up right along with the weather as GDP grew at a seasonally adjusted annual rate of 4.7% in 1996's spring quarter and continued to display buoyant levels of economic activity in the final two quarters of the year. If the economy wasn't enough good news for investors, the rate of price inflation also remained at a reasonable level which helped to keep monetary and interest rate policy stable during much of the year. It just doesn't get much better than this. The total inflation numbers showed some increase as energy prices led by crude oil and natural gas pushed higher, but the underlying inflation rate (without energy) was the lowest in many years.

The good economic news also included higher-than-expected corporate earnings and stocks celebrated the development with an advance on Wall Street that kept right on rolling. The earnings gains were aided by the good economy and continued corporate cost control. Stocks also benefitted from the demand side of the equation, as record net inflows into equity mutual funds looking for high returns continued at a brisk pace. The bond market had a more difficult year, as the stronger-than-anticipated economic growth both surprised fixed income investors who were anticipating a slower economy and worried them that inflation and short-term interest rates might subsequently increase. However, the events of the second half of 1996 allayed some of these fears and the bond market was able to display positive total returns for the full year.

VALUATION LEVELS

We believe that the stock market continues to be substantially overpriced compared with historical valuation levels. Ratios of current stock prices to various valuation techniques remain much higher than long-term averages. This overvaluation should restrain future stock market advances, and the market's value should return closer to historical norms sometime during the late 1990s. However, since we never know the exact timing of a return to a long-term, historical valuation level, we won't be too surprised if the unrelenting advance of stock prices lasts a little longer. Bond prices seem more closely aligned with longer-term economic and inflationary conditions and should continue to produce modest returns close to their interest rate levels.

OUTLOOK

The Equity Portfolio will remain substantially invested in stocks, as always. However, security selection has headed more towards smaller, less well-known domestic stocks and more into developing country markets. Both areas appear to provide better long-term valuation in relation to growth prospects than do the larger capitalization U.S. and European stocks so popular today. The Capital Portfolio's position is conservatively positioned due to our reluctance to commit large amounts of funds into an historically high stock market. Although 1997 has begun with a substantial rally that may well have further to go on the upside, several historical factors argue for a weaker finish to the year. These include what has happened in the past after two strong market years, the first year of an incumbent president's term, and when valuation are historically extended. Therefore, despite the long-term outperformance of stocks as an investment, more conservative investors may want to allocate a higher-than-normal portion of funds to fixed income investments, such as our Capital Portfolio has done. Corporate earnings should provide the key to stock market performance this year both for individual companies and the market as a whole. We will be watching these numbers carefully.

Individual Portfolio reports are included within this report. Carillon Advisers is determined to offer excellent money management and service related to all portfolios. We want each Contract Owner to feel confident that investing with Carillon Fund, Inc. is a prudent, long-term choice.

                             Sincerely,

                             /s/ George L. Clucas

                             George L. Clucas, President
                             January 23, 1997


This report has been prepared for the information of Contract
Owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Carillon Fund, Inc.

CARILLON FUND, INC.
EQUITY PORTFOLIO

We are very pleased with the 1996 performance of the Carillon Equity Portfolio. The Equity Portfolio bested the S&P 500 Stock Index for the fifth time in the last six years and also outperformed more than 75% of its growth fund peers with a 1996 return of 24.5% (see below). In a year when large capitalization stocks were the best gainers, the excellent performance for 1996 in the smaller capitalization-dominated Equity Portfolio resulted from investment in three different areas: 1) energy-related companies that benefitted from higher prices for oil and gas and or outstanding exploration success; 2) small-to-medium sized financial stocks that benefitted from lower interest rate levels; and 3) real estate issues that performed extraordinarily well in 1996's fourth quarter as institutional investors finally discovered one of the stock market's last vestiges of undervalued asset classes. The Portfolio also benefitted from strong gains posted by several of its underfollowed small capitalization growth holdings whose solid fundamentals were recognized by the market. AEP Industries, Morningstar Group, and Helen of Troy all more than doubled in price during the year. These long time holdings demonstrate the Portfolio's strategy to buy good companies at reasonable prices not only for short-term gains, but also to hold for long-term price appreciation.

Morningstar, Inc. awarded the Equity Portfolio a composite rating of (four stars shown in parentheses) as of December 31,1996, signifying above-average performance for the 1,013 funds in its category (see following page). The following table illustrates the Equity Portfolio's total return ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

LIPPER GROWTH FUND RANKING AS OF DECEMBER 31,1996

                        1-Year 2-Year 3-Year 4-Year 5-Year 10-Year
                        ------ ------ ------ ------ ------ -------
Carillon Equity
 Portfolio Ranking       26     49     22     15     13     16

Total Number of
 Funds Ranked           106     92     71     52     46     30

Past performance is no guarantee of future results.

The Equity Portfolio continued to add to its holdings of companies with above-average returns on equity, favorable historic sales and earnings growth, and strong balance sheets whose stocks sell at low price-earnings ratios. Our concerns about U.S. equity market valuations have prompted us to look overseas, and several of the Portfolio's recent purchases have been foreign securities. We are especially constructive toward emerging markets that are experiencing faster economic growth than the U.S. yet whose stock markets are selling at lower price-earnings ratios than our domestic market. When investing in emerging markets, we prefer world-class companies that not only compete effectively domestically, but also globally. In addition, the Portfolio has repositioned its energy exposure as we remain optimistic about commodity prices, especially natural gas, but have sold some issues that had made outsized movements in price. Looking ahead, while the Equity Portfolio remains fully invested. we anticipate increased volatility in the stock market and will be highly selective in our individual security choices as we believe that earnings disappointments will increase in 1997.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This graph compares the Carillon Equity Portfolio, S&P 500
Index and Consumer Price Index for the period December 31,1986 through December 31, 1996. The following table appears at the upper left of the graph)

Carillon Equity Portfolio Average Annual Return
1 Year          5 Year          10 Year
24.5%           15.83%          14.32%

Past performance is not predictive of future results.

SUMMARY

OBJECTIVE: Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY: The Equity Portfolio will remain in a highly invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

INCEPTION: August 15, 1984

MANAGERS: George Clucas; Michelle Stevens

HIGHLIGHTS

On December 31, 1996, the Equity Portfolio had net assets of
$288,123,723 and diversified holdings of:

              Common Stocks     92.3%

       Short-Term and Other      7.7%

As an investor in the Carillon Equity Portfolio, for every $1 you had invested on December 31,1996, your fund owned:

(the following percentages are graphically shown as portions of a dollar bill

Real Estate               11.8%
Financials                12.4%
Consumer Goods            14.2%
International             11.0%
Capital Goods             11.5%
Technology                 3.5%
Energy/Utilities          11.6%
Manufacturing             11.7%
Miscellaneous              4.6%
Short-Term and Other       7.7%


TOP TEN HOLDINGS

1. AEP Industries Inc.
2. Lindsay Manufacturing Company
3. Bayer AG ADR
4. Helen of Troy Limited, Bermuda
5. Banco Latinoamericano de Exportaciones
6. ABT Building Products Company
7. Penncorp Financial Group Inc.
8. Standard Federal Bancorporation
9. DH Technology, Incorporated
10. Zions Bancorporation

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (four stars shown in parentheses), five (four stars shown in parentheses) and ten (three stars shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total retums (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

Carillon Fund, Inc.
Capital Portfolio

The Capital Portfolio recorded a strong return for 1996 and finished the year nicely ahead of the average Lipper Flexible Fund. We are especially pleased that the Portfolio was able to outperform its benchmark during a strong period for equities, despite being underweighted in the asset class. The above average results were attributable to the performance of the Portfolio's stock and bond positions. Energy-related and financial issues made positive contributions to the Portfolio due to tight oil and gas markets and low interest ratcs, respectively. Large gains were also posted by several of the Portfolio's long-time stock holdings, including AEP Industries, Trizec Hahn, Bayer AG and Lindsay Manufacturing. In addition, the Portfolio's bond position held up well during a volatile period for fixed income investments due to its less interest rate sensitive nature.

Morningstar, Inc. awarded the Capital Portfolio a composite rating of (three stars shown in parentheses) as of December 31, 1996, signifying an average performance for the 1,247 funds in it category (see following page). The following table illustrates the Capital Portfolio's total return ranking based on total return as surveyed by Lipper Analytical Variable Insurance Products Performance Analysis Service Underlying Funds Report.

LIPPER FLEXIBLE FUND RANKING AS OF DECEMBER 31,1996

                    1-Year  2-Year  3-Year  4-Year  5-Year
                    ------  ------  ------  ------  ------
Carillon Capital
 Portfolio Ranking   32      60      42      39      35

Total Number of
 Funds Ranked        76      68      59      57      54

Past performance is no guarantee of future results.

The Capital Portfolio is a professionally managed asset allocation fund that shifts assets among stocks, bonds, and money market instruments to take advantage of opportunities that the portfolio manager believes will yield the most desirable returns. The table on the following page highlights the allocation of fund assets at December 31, 1996, six months ago, one year ago and at a long-term portfolio allocation.

A strong U.S. economy with low unemployment and interest rates set the stage for the U.S. stock market to reach record levels in 1996. However, as we enter 1997 we believe that positive corporate earnings comparisons will be more difficult to attain in the face of a higher U.S. dollar, slowing economic growth, and higher wage costs from a fully-employed economy that may translate into inflationary pressures. Consequently, the Capital Portfolio remains underweighted in equities, highly selective in its individual security selection, and comfortable that its cautious stance toward U.S. equity markets will be rewarded. Recent purchases have centered around undervalued foreign companies and energy issues. The Portfolio's bond allocation was decreased during the second half of 1996 due to falling interest rates. However, the Portfolio began 1997 overweighted in fixed income securities due to their relative attractiveness versus stocks. The Portfolio's fixed income position continues to have a shorter-than-average duration.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This graph compares the Carillon Capital Portfolio, Lehman
Aggregate Bond Index, Consumer Price Index and S&P 500 Index for the period May 1, 1990 through December 31, 1996. The following table appears at the upper left of the graph)

Carillon Equity Portfolio Average Annual Return
1 Year          5 Year          Since Inception
14.94%          10.03%          11.15%

Past performance is not predictive of future results.

CARILLON FUND, INC.
CAPITAL PORTFOLIO

SUMMARY

OBJECTIVE: Seeks high total return by investing in a mix of stocks, bonds and money market securities at the discretion of the portfolio manager.

STRATEGY: When the investment climate is near long-term historical relationships, the portfolio will allocate its assets approximately 63% stocks, 30% bonds, and 7% money market instruments. As market conditions dictate, the Capital Portfolio repositions its asset mix to take advantage of existing opportunities.

INCEPTION: May 1,1990

MANAGER: George Clucas

HIGHLIGHTS

On December 31, 1996, the Capital Portfolio had net assets of
$159,293,886 and diversified holdings of:

                        12/31/96  12/31/95  Long-Term
Common Stocks            34.4%     37.4%     63%

Bonds and Notes          40.5%     37.1%     30%

Short-Temm and Other     25.1%     25.5%      7%

As an investor in the Carillon Capital Portfolio, for every $1 you had invested on December 31, 1996, your fund owned:

<the following percentages are graphically shown as part of a dollar bill)

U.S. Stocks    27.0%
International Stocks    5.2%
Precious Metals Related Stocks    2.2%
U.S. Government and Agency Securities    33.4%
Corporate Bonds    5.6%
Short-Term and Other    25.1%
Private Collateralized Mortgage Obligations    1.5%




TOP TEN HOLDINGS

1. AEP Industries Inc.
2. Charter One Financial Inc.
3. Bayer AG ADR
4. Lindsay Manufacturing Company
5. Banco Latinoamericano de Exportaciones Centers Inc.
6. DH Technology, Incorporated
7. Washington Federal Inc.
8. Winston Hotels Inc.
9. Merry Land & Investment Company
10. Shurgard Storage

Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (three stars are shown here in parentheses), and five (three stars are shown here in parentheses) year ratings. These ratings are based on each period s risk-adjusted average annual total retums (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

CARILLON FUND, INC.
BOND PORTFOLIO

The year 1996 was a difficult one for bond market investors after 1995's spectacular returns. The market began the year fully priced: 30-year bonds yields were at 5.95%, expectations were for further easing, and success at budget balancing was priced in. However, things unwound from the start. The failure of January's budget negotiation steepened the curve from 80 basis points (bp) to 130 bp as the Fed eased 25 bp one last time. The biggest surprise of the year for investors-the strength of the economy in the first quarter-soon followed. By the second quarter, the market had settled into the range that existed until the fall elections, frustrating many investors. President Bill Clinton's victory proved positive for bonds and the curve flattened on balanced budget optimism. However, the story turned bearish by year-end, as the consumer lull ended, lower interest rates accelerated activity in housing and construction, a combination of low inventories and cold weather pushed oil prices higher, fears of the withdrawal of foreign support from U.S. markets arose, and Federal Reserve Board Chairman Alan Greenspan warned of asset overvaluation.

For the year, 30-year yields rose 69 bp while the yield curve flattened only 4 bp as measured by the 2-to-30-year bellwether spread which decreased slightly from 80 bp to 76 bp. However, in the absence of significant Federal Reserve activity, the short-end of the curve steeped with 3-month bills rising 7 bp while the 2-year rose 63 bp. Emerging market bonds continued their comeback from depressed levels following the late 1994 Mexican peso devaluation (34.6%). High yield corporate bonds provided excellent relative performance (11.3%), especially versus U.S. Treasuries (2.7%) and corporate bonds (3.3%). Overall, the bond market had a total return of 3.6% as measured by the Salomon Brothers Broad Investment Grade Index.

The Bond Portfolio had strong relative performance in 1996 outperforming broader market indices such as the Salomon Brothers Broad Investment Grade Index. The incremental retum can be attributed to two factors. First, the active sector allocation strategy employed by the portfolio manager allowed the Bond Portfolio to be overweighted to corporate bonds-whose performance was excellent in 1996. In addition, further investments were made in corporate bonds whose returns improved relative to U.S. Treasury securities as investors favored spread products. Second, the individual securities selected in each sector, particularly in the corporate bond area, further enhanced returns due to improving credit characteristics that were eventually recognized by other investors.

Morningstar, Inc. continues to award the Bond Portfolio its highest risk-adjusting rating (five stars are shown here) as of December 31, 1996, signitying performance in the top 10% of the 341 of funds in its category (see following page). The Portfolio continues its strong, long-term rankings based on total returns surveyed by Lipper in its Variable Insurance Product Performance Analysis Report.

LIPPER CORPORATE BOND (BBB) RANKING AS OF DECEMBER 31,1996

                    1-Year  2-Year  3-Year  4 Year  5-Year
10-Year
Carillon Bond
 Portfolio Ranking     1      4       1       3       3      2

Total Number of
 Funds Ranked         35     34      32      28      27     15

Past performance is no guarantee of future results.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This graph compares Carillon Bond Portfolio, Lehman Aggregate
Bond Index and Consumer Price Index for the period December 31,
1986 through December 31, 1996. The following table is included as part of the graph)

Carillon Bond Portfolio Average Annual Total Return
1 Year       5 Year       10 Year
7.19%        8.63%        9.04%

Past performance is not predictive of future results.

CARILLON FUND, INC.
BOND PORTFOLIO

SUMMARY

OBJECTIVE: Seeks a high level of current income, without undue risk to principal, by investing in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY: The Portfolio intends to invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in convertible debt securities, convertible preferred and preferred stock, or other securities.

INCEPTION: August 15, 1984

MANAGERS: Steven Sutermeister

HIGHLIGHTS

On December 31, 1996, the Bond Portfolio had net assets of
$85,634,129 and diversified holdings of:

                      Bonds   97.3%

       Short-Term and Other    2.7%

As an investor in the Carillon Bond Portfolio, for every $1 you had invested on December 31, 1996, your fund owned:

(the following percentages are graphically shown as portions of a dollar bill):
Corporate Bonds       50.4%
Mortgage-backed and Collateralized Mortgage Obligation
Securities     11.4%
U.S. Treasuries     35.5%
Short-Term and Other  2.7%



Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted-average of the three (five stars are shown in parentheses), five (five stars are shown in parentheses) and ten (five stars are shown in parentheses) year ratings. These ratings are based on each period's risk-adjusted average annual total returns (including the impact of insurance expense charges). Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

CARILLON FUND, INC.
S&P 500 INDEX PORTFOLIO

Common stocks, as measured by the S&P500 Stock Index, posted excellent returns during 1996. The S&P 500 Stock Index gained 22.96%, while the Carillon S&P 500 Index Portfolio returned 23.37% (see below). The Carillon S&P 500 Index Portfolio was ranked #1 out of 18 similar funds by Lipper Analytical Variable Inurance Products Performance Analysis Service based on its 1996 ttal return results in its first full year.

The primary objective of the Carillon lS&P Index Portfolio is to poduce a return that is highly correlated to the total return of te S&P 500 Stock Index. The focus of the portfolio manager is to monitor and minimize the difference between the return of the Portfolio and the return of the underllying S&P 500 Stock Index. The Portfolio is designed to be highly correlated with the S&P 500 Inde, and transactions are limited to keep expenses low. During 1996, the portfolio maintained a 99.9% correlated with the uderlying S&P 500 Index.

The method used to create the Carillon S&P 500 Index Portfollio, at its inception, was to select 300 stocks from the underlying S&P 500 Stock Index that would closely replicate the performance of the actual index. These 300 stocks were chosen to insure a high correlation with the Index while keeping tansaction costs at a minimum. During November 1996, the number of stocks was increased from 300 to 350 to more closely track the Index while stll keeping costs at a minimum. The 350 stocks selected represent over 92% of the total market value of the Index. Furthermore, the Carillon S&P 500 Index Portfolio was carefully constructed to inure that the weighting in each of S&P's 90 industry category varied by less than 1% versus the actual S&P 500 Stock Index.

As 1997 unfolds, we will endeavor to build upon the success we have had in managing the Carillon S&P 500 Index Portfolio. We are confident that we can, and will, continue to provided a return that is highly correlated with the underlyling S&P 500 Stock Index.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

THE FOLLOWING LINE GRAPH DOES NOT REFLECT SEPARATE ACCOUNT
EXPENSES

(This graph compares Carillon S&P 500 Index Portfolio and S&P
500 Stock Index on a quarterly basis for the period December 31, 1995 through December 31, 1996.)
The following table is included as part of the graph)

Carillon S&P 500 Index Portfolio Average Annual Total Return
1 Year      Since Inception
23.4%        23.4%

Past performance is not predictive of future results.

CARILLON FUND, INC.
S&P 500 INDEX PORTFOLIO
SUMMARY

OBJECTIVE: Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500").

STRATEGY: The Index Portfolio will remain fully invested in stocks included in the S&P 500 and in futures contracts on the Index. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases.

INCEPTION: December 29, 1995

MANAGER: Gary R. Rodmaker

HIGHLIGHTS

On December 31, 1996, the S&P 500 Index Portfolio had net assets of $29,204,610 and diversified holdings of:

              Common Stocks     82.5%

       Short-Term and Other     17.5%

As an investor in the Carillon S&P 500 Index Portfolio, for every $1 you had invested on December 31, 1996, your fund owned:

(the following percentages are graphically portrayed as portions of a dollar bill)

Transportation                  1.5%
Banking and Financial Service  12.0%
Service                         0.2%
Capital Goods                   4.6%
Technology                     13.1%
Consumer Cyclical               6.0%
Manufacturing                   7.7%
Consumer Nondurable            21.6%
Short-Term, Futures and Other  17.5%
Energy                          8.0%
Utilities                       7.8%


TOP TEN HOLDINGS

1. General Electric Inc.
2. Coca-Cola Company
3. Exxon Corporation
4. Intel Corporation
5. Microsoft Corporation
6. Merck & Company
7. Philip Morris Company Inc.
8. Royal Dutch Petroleum ADR
9. IBM
10. Proctor & Gamble

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's
500", and "500" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Carillon
Fund, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor s and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

CARILLON FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1996

                                                                S&P 500
                          Equity       Capital      Bond        Index
                          Portfolio    Portfolio    Portfolio   Portfolio
                          ------------ ------------ ----------- -----------
ASSETS
Investments in
 securities, at value     $282,646,476 $156,298,562 $88,078,300 $29,275,723
 (cost $222,263,315;
 $144,685,532;
 $86,040,107;
 $26,294,249)
Cash                             3,375      --          --          --
Receivables:
Shares sold                  1,033,820      348,253     106,559     179,916
Securities sold              5,144,647    1,864,018     --           17,389
Interest and Dividends         575,981      879,817   1,368,459      43,553
Prepaid expenses
  and other                     12,911        8,460       5,022       1,195
                          ------------ ------------ ----------- -----------
                           289,417,210  159,399,110  89,558,340  29,517,776
                          ------------ ------------ ----------- -----------
LIABILITIES
Payables:
Investment securities
  purchased                  1,145,250      --        3,567,982     --
Shares purchased               --                45          66     180,224
Investment advisory fees       134,253       90,306      34,737       8,233
Custodial and portfolio
  accounting fees                6,794        7,868       5,954       6,022
Professional fees                6,149        5,462       5,618       5,299
Bank overdraft                 --           --          218,525          23
Variation margin               --           --          --          102,200
Other accrued expenses           1,041        1,543       4,275      11,165
Deferred compensation
  for directors                --           --           87,054     --
                          ------------ ------------ ----------- -----------
                             1,293,487      105,224   3,924,211     313,166
                          ------------ ------------ ----------- -----------
NET ASSETS
Paid-in capital            192,682,992  134,247,020  83,411,472  25,912,734
Undistributed net
  investment income            734,698      982,540      --          42,252
Distributions in excess
 of net investment
 income                         --           --       (296,645)      --
Accumulated net realized
  gain/(loss)               34,322,872   12,451,296     481,109     218,750
  on investments
Net unrealized              60,383,161   11,613,030   2,038,193   3,030,874
  appreciation on         ------------ ------------ ----------- -----------
  investments and
  futures contracts
                          $288,123,723 $159,293,886 $85,634,129 $29,204,610
                          ============ ============ =========== ===========

Shares authorized
 ($.10) par value           20,000,000   15,000,000  10,000,000  10,000,000

Shares outstanding          14,813,685   10,655,370   7,847,440   2,407,503

Net asset value,
 offering, and
 redemption price               $19.45       $14.95      $10.91      $12.13
   per share



The accompanying notes are an integral part of the financial statement.

                     CARILLON FUND, INC.
                  STATEMENTS OF OPERATIONS

Year Ended December 31, 1996
                                                              S&P 500
                           Equity      Capital     Bond        Index
                           Portfolio   Portfolio   Portfolio   Portfolio
                           ---------   ---------   ---------   ---------
                                       >c?
INVESTMENT INCOME
 Interest                  $ 1,041,257 $ 6,227,142 $ 6,257,449 $  135,283
 Dividends (net of
  foreign withholding
  taxes of $117,559;
  $41,233; $0; $2,598)       4,734,994   1,629,448      --         311,295
                           ----------- ----------- ----------- ----------
                             5,776,251   7,856,590   6,257,449    446,578
                           ----------- ----------- ----------- ----------
EXPENSES
 Investment advisory fees    1,436,998   1,032,861     384,084     48,985
 Custodial fees and
    expenses                    61,313      46,599      22,157     14,140
 Portfolio accounting fees      48,645      46,102      39,174     29,713
 Professional fees               9,181       8,980       9,448     15,895
 Director's fees                11,351      11,351      11,354     10,754
 Transfer agent fees             6,010       6,054       6,089      5,853
 Registration and
    filing fees                  8,919       8,590       7,616      2,493
 Other                          17,403      11,713      10,894      9,982
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816    137,815

Fees waived by the Adviser      --          --          --        (40,752)
                           ----------- ----------- ----------- ----------
                             1,599,820   1,172,250     490,816     97,063
                           ----------- ----------- ----------- ----------
NET INVESTMENT INCOME        4,176,431   6,684,340   5,766,633    349,515
                           ----------- ----------- ----------- ----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS AND
  FUTURES CONTRACTS
Net realized gain
  on investments            34,227,538  12,459,745   1,210,173     32,147
Net realized gain on
  futures contracts             --           --          --       186,603
                           ----------- ----------- ----------- ----------
                            34,227,538  12,459,745   1,210,173    218,750
                           ----------- ----------- ----------- ----------
Net change in unrealized
  appreciation/
  (depreciation) on
  investments               17,468,047   1,990,613 (1,316,722)  2,981,474
Net change in unrealized
 appreciation/
(depreciation) on
 futures contracts              --          --         --          49,375
                           ----------- ----------- ----------- ----------
                            17,468,047   1,990,613 (1,316,722)  3,030,849
                           ----------- ----------- ----------- ----------
NET REALIZED AND
   UNREALIZED GAIN/
   (L0SS) ON INVESTMENTS
   AND FUTURES CONTRACTS    51,695,585  14,450,358   (106,549)  3,249,599
                           ----------- ----------- ----------- ----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS    $55,872,016 $21,134,698 $5,660,084  $3,599,114
                           =========== =========== =========== ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                     Equity Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 4,176,431   $ 3,230,075
 Net realized gain/(loss)
  on investments and futures            34,227,538     9,962,775

 Net change in unrealized
  appreciation /(depreciation) on
  investments and futures contracts     17,468,047    31,418,181
                                       -----------   -----------
                                        55,872,016    44,611,031
                                       -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (3,889,965)   (3,023,061)
 In excess of net investment income         --            --
 Net realized gain on investments       (9,867,342)  (12,644,665)
                                       -----------   -----------
                                       (13,757,307)  (15,667,726)
                                       -----------   -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              41,762,282    29,948,214
 Net asset value of shares
   issued to shareholders
   in reinvestment of distributions     13,757,307    15,667,726
 Payments for shares redeemed          (29,173,822)  (12,692,274)
                                       -----------   -----------
                                        26,445,767    32,923,666
                                       -----------   -----------
NET INCREASE IN NET ASSETS              68,560,476    61,866,971

NET ASSETS
 Beginning of year                     219,563,247   157,696,276
                                       -----------   -----------
 End of year                           288,123,723   219,563,247
                                       ===========   ===========
FUND SHARE TRANSACTIONS:
 Sold                                    2,393,015     1,968,821
 Issued in reinvestment
   of distributions                        809,878     1,111,633
 Redeemed                               (1,660,244)     (837,546)
                                       -----------   -----------
     Net increase from fund
         share transactions              1,542,649     2,242,908
                                       -----------   -----------


The accompanying notes are an integral part of the financial statements.

                   CARILLON FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

                                       Capital Portfolio
                                For the Year Ended December 31,
                                -------------------------------
                                       1996         1995
                                       ----         ----
OPERATIONS
 Net investment income                 $ 6,684,340  $ 6,696,820
 Net realized gain on
   investments and futures              12,459,745    1,973,190
 Net change in unrealized
   appreciation/(depreciation) on
   investments and futures contracts     1,990,613    8,952,302
                                       -----------  -----------
                                        21,134,698   17,622,312
                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,050,397)  (6,389,872)
 In excess of net investment income         --           --
 Net realized gain on investments       (2,002,549)  (5,716,244)
                                       -----------  -----------
                                        (8,052,946) (12,106,116)
                                       -----------  -----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,130,822   21,179,705
 Net asset value of shares
  issued to shareholders in
  reinvestment of distributions          8,052,945   12,106,115
 Payments for shares redeemed          (24,594,141) (12,442,444)
                                       -----------  -----------
                                           589,626   20,843,376
                                       -----------  -----------
NET INCREASE IN NET ASSETS              13,671,378   26,359,572

NET ASSETS
 Beginning of year                     145,622,508  119,262,936
                                       -----------  -----------
 End of year                           159,293,886  145,622,508
                                       ===========  ===========

FUND SHARE TRANSACTIONS:
 Sold                                    1,199,385    1,579,714
 Issued in reinvestment of
   distributions                           570,034      922,915
 Redeemed                               (1,729,493)    (928,220)
                                       -----------  -----------
   Net increase from fund
     share transactions                     39,926    1,574,409


The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                          Bond Portfolio
                                 For the Year Ended December 31,
                                 -------------------------------
                                       1996          1995
                                       ----          ----
OPERATIONS
 Net investment income                 $ 5,766,633   $5,184,573
 Net realized gain/(loss)
  on investments and futures             1,210,173     (162,632)
 Net change in unrealized
  appreciation/(depreciation) on
  investments and futures contracts     (1,316,722)   6,104,034
                                       -----------   ----------
                                         5,660,084   11,125,975
                                       -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                  (6,340,623)  (5,049,814)
 In excess of net investment income       (320,260)          --
 Net realized gain on investments               --           --
                                       -----------   ----------
                                        (6,660,883)  (5,049,814)
                                       -----------   ----------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              17,850,341   12,251,770
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions                       6,660,883    5,049,814
 Payments for shares redeemed          (11,443,995)  (5,739,318)
                                       -----------   ----------
                                        13,067,229   11,562,266
                                       -----------   ----------
NET INCREASE IN NET ASSETS              12,066,430   17,638,427

NET ASSETS
 Beginning of year                      73,567,699   55,927,272
                                       -----------   ----------
 End of year                            85,634,129   73,567,699
                                       ===========   ==========

FUND SHARE TRANSACTIONS:
 Sold                                    1,633,803    1,141,491
 Issued in reinvestment
  of distributions                         621,662      469,937
 Redeemed                               (1,054,560)    (538,145)
                                       -----------   ----------
     Net increase from fund
         share transactions              1,200,905    1,073,283
                                       ===========   ==========


The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                      S&P 500 Index Portfolio

                                                      For the
                                                    Period from
                                     For the Year   December 29,
                                        Ended         1995 to
                                     December 31,   December 31,
                                     ------------   ------------
                                       1996           1995
                                       ----           ----
OPERATIONS
 Net investment income                 $   349,515    $    123
 Net realized gain/(loss) on
 investments and futures                   218,750       --
Net change in unrealized
 appreciation/(depreciation) on
 investments and futures contracts       3,030,849          25
                                       -----------    --------
                                         3,599,114         148
                                       -----------    --------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                    (307,386)      --
 In excess of net investment income         --           --
 Net realized gain on investments           --           --
                                       -----------    --------
                                          (307,386)      --
                                       -----------    --------
FUND SHARE TRANSACTIONS
 Proceeds from shares sold              30,917,430     305,000
 Net asset value of shares
   issued to shareholders                  307,386       --
   in reinvestment of dividends
   and distributions
 Payments for shares redeemed           (5,617,082)      --
                                       -----------    --------
                                        25,607,734     305,000
                                       -----------    --------
NET INCREASE IN NET ASSETS              28,899,462     305,148

NET ASSETS
 Beginning of year                         305,148       --
                                       -----------    --------
 End of year                            29,204,610     305,148
                                       ===========    ========

FUND SHARE TRANSACTIONS:
 Sold                                    2,850,416      30,500
 Issued in reinvestment of
   distributions                            26,989      --
 Redeemed                                 (500,402)     --
                                       -----------    --------
Net increase from fund
  share transactions                     2,377,003      30,500
                                       ===========    ========

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

EQUITY PORTFOLIO
                                        SHARES/
                                        PRINCIPAL  VALUE
                                        ---------  -----
COMMON STOCKS - 92.28%

BANKING & FINANCIAL SERVICE - 17.48%
 ABN Amro Holdings NV Sponsored ADR       32,868      2,135,788
 Allied Capital Corporation               28,571        449,993
 Banco Bhif ADR*                          75,000      1,228,125
 Banco Frances Rio Pla Sponsored ADR      28,750        790,625
 Banco Latinoamericano
   De Exportanciones Sponsored ADR        75,000      3,806,250
 Capital American Financial
   Corporation                            30,000      1,091,250
 Charter One Financial, Incorporated      52,500      2,205,000
 Chile Fund Incorporated                  80,000      1,670,000
 Community First Bankshares               91,545      2,517,488
 Corus Bankshares, Incorporated           70,000      2,257,500
 Czech Republic Fund                     109,000      1,444,250
 Deutsche Bank AG Sponsored ADR           42,000      1,959,497
 FPIC Insurance Group, Incorporated*     150,000      2,025,000
 Gainsco, Incorporated                   217,762      2,095,959
 Jefferies Group, Incorporated            64,000      2,584,000
 Mid Ocean Limited Order Shares           40,000      2,100,000
 Penncorp Financial Group Corporation     95,000      3,420,000
 RLI Corporation                          68,625      2,290,359
 Raymond James Financial Corporation      66,100      1,991,263
 Standard Federal Bancorporation          57,900      3,293,063
 Thai Fund, Incorporated                 102,500      1,691,250
 Union Planters Corporation*              50,000      1,950,000
 Washington Federal, Incorporated         85,100      2,255,150
 Zions Bancorporation                     30,000      3,120,000
                                                   ------------
                                                     50,371,810
                                                   ------------
CAPITAL GOOD - 11.87%
 AGCO Corporation                         59,400      1,700,325
 Astec Industries, Incorporated*          75,000        712,500
 Breed Technologies, Incorporated         90,000      2,340,000
 Cemex SA Sponsored ADR                  125,000        971,786
 Crossman Communitites, Incorporated*     80,000      1,360,000
 D.R. Horton, Incorporated               100,000      1,087,500
 Deere & Company                          68,000      2,762,500
 Ford Motor Company                       55,000      1,753,125
 Griffon Corporation*                    209,600      2,567,600
 Kysor Industries Corporation*            75,000      2,446,875
 Lindsay Manufacturing Company           117,862      5,510,048
 Medusa Corporation                       80,300      2,760,313
 Schult Homes Corporation                 50,000      1,175,000
 Scotsman Industries, Incorporated        40,000        945,000
 Strattec Security Corporation*          145,000      2,646,250
 Toll Brothers, Incorporated*             90,000      1,755,000
 Woodhead Industries, Incorporated        50,500        694,375
 Visx, Incorporated*                      45,000        995,625
                                                   ------------
                                                     34,183,822
                                                   ------------
CONSUMER CYCLICAL - 4.61%
 Chromcraft Revington, Incorporated*      75,000      2,081,250
 CPAC, Incorporated                      125,000      1,875,000
 Donnkenny, Incorporated*                100,000        462,500
 Galey & Lord, Incorporated*               9,700        144,288
 NCI Building Systems, Incorporated*      80,700      2,784,150
 Pillowtex Corporation                    56,900      1,024,200
 Roberds, Incorporated*                   90,000        742,500
 Southern Energy Home                    150,000      1,725,000
 Tractor Supply Company*                  30,000        618,750
 Winsleow Furniture, Incorporated*       188,300      1,835,925
                                                   ------------
                                                     13,293,563
                                                   ------------
CONSUMER NON-DURABLE -10.87%
 Advocat, Incorporated*                  100,500        728,625
 Allied Healthcare Products,
      Incorporated                        65,100        480,113
 Charoen Pok Feedmill ADR                100,000      1,450,850
 Conso Products Company                  146,250      1,882,969
 Crown Books Corporation*                 29,900        351,325
 Dart Group Corporation - Class A          7,500        697,500
 Dairy Farm International
   Holdings Sponsored ADR                200,000        804,998
 Footstar, Incorporated*                  68,200      1,696,475
 GT Bicycles, Incorporated*              134,900      1,736,838
 Helen of Troy Ltd, Bermuda*             177,000      3,894,000
 IHOP Corporation*                        87,000      2,055,375
 King World Productions, Incorporated*    50,000      1,843,750
 Morningstar Group, Incorporated*        121,000      2,374,625
 Nam Tai Electronics, Incorporated*      187,500      1,453,125
 Oakley, Incorporated                     73,200        796,050
 Orthofix International NV*              113,036        932,547
 Schlotzsky's, Incorporated*             137,900      1,379,000
 Shopko Stores, Incorporated             110,700      1,660,500
 Titan Wheel International,
     Incorporated                         95,000      1,211,250
 Toy Biz, Incorporated*                  120,000      2,340,000
 Utah Medical Products, Incorporated*    115,200      1,540,800
                                                   ------------
                                                     31,310,715
                                                   ------------
ENERGY - 11.52%
 Apache Corporation                       58,118      2,055,924
 Callon Petroleum Company*               110,000      2,090,000
 Cross Timbers Oil Company                70,000      1,758,750
 Geoscience Corporation*                  50,000        650,000
 Giant Industries, Incorporated          165,000      2,310,000
 Global Industries, Incorporated         100,000      1,862,500
 Holly Corporation                        90,000      2,407,500
 Nuevo Energy  Company*                   45,000      2,340,000
 Offshore Energy Development*             80,000      1,220,000
 Plains Resources, Incorporated*         120,000      1,875,000
 St. Mary Land & Exploration              60,000      1,492,500
 Southern Mineral Corporation*           350,000      2,056,250
 Stone Energy Corporation*                93,900      2,805,263

Total S.A. Sponsored ADR                  42,958      1,729,060
   Trizec Hahn Corporation                75,000      1,650,000
   Vastar Resources Incorporated*         50,000      1,900,000
   YPF S.A.  Sponsored ADR                55,000      1,388,750
   Zeigler Coal Holdings Company          75,000      1,603,125
                                                   ------------
                                                     33,194,622
                                                   ------------
MANUFACTURING -14.21%
 ABT Building Products Company*          145,000      3,625,000
 AEP Industries, Incorporated*           107,550      5,915,250
 Alltrista Corporation*                   86,000      2,214,500
 BWAY Corporation*                       110,000      2,103,750
 Bayer A G Sponsored ADR                 110,000      4,482,478
 Carbide Graphite Group Incorporated*    130,000      2,551,250
 Echo Bay Mines Limited                   90,000        596,250
 Holophane Corporation                    75,000      1,425,000
 Falcon Products, Incorporated           147,730      2,105,153
 Kevco Incorporated*                     140,000      1,960,000
 Matthews International Corporation
       - Class A                          77,000      2,175,250
 Minorco Sponsored ADR                    90,000      1,873,125
 Pohang Iron & Steel Corporation          75,000      1,518,750
 Shanghai Petro Chemical Company
     Limited Sponsored ADR                40,000      1,175,000
 Shelter Components Corporation          100,250      1,228,063
 Sybron Chemicals, Incorporated*          65,200      1,043,200
 Triangle Pacific Corporation*            92,500      2,225,781
 York Group, Incorporated                140,000      2,730,000
                                                   ------------
                                                     40,947,800
                                                   ------------
REAL ESTATE - 11.78%
 Associated Estates Realty Corporation    65,000      1,543,750
 Commercial Net Lease Realty*             99,300      1,576,388
 Evans Withycombe Residential             92,000      1,932,000
 Health Care Property Investments,
      Incorporated                        47,400      1,659,000
 Healthcare Realty Trust, Incorporated   111,400      2,952,100
 Highwoods Properties, Incorporated*      40,000      1,350,000
 Hospitality Properties Turst,
      Incorporated                        64,000      1,856,000
 IRT Property Company                    172,300      1,981,450
 LTC Properties, Incorporated             95,000      1,757,500
 Merry Land & Investment Company         115,000      2,472,500
 Mid-America Apartment Communities        80,000      2,310,000
 National Health Investors,
      Incorporated                        40,000      1,515,000
 Public Storage, Incorporated             80,000      2,480,000
 Shurgard Storage Centers,
      Incorporated                        70,000      2,073,750
 Trinet Corporate Realty Trust
      Incorporated                        58,000      2,059,000
 United Dominion Realty Trust
      Incorporated                       132,000      2,046,000
 Winston Hotels, Incorporated            175,000      2,384,375
                                                   ------------
                                                     33,948,813
                                                   ------------
SERVICE - 1.78%
 Comcast Corporation                      50,000        893,750
 Devon Group, Incorporated*               85,000      2,337,500
 PCA International, Incorporated          55,200        897,000
 Right Management Consultants             44,600        992,350
                                                   ------------
                                                      5,120,600
                                                   ------------
TECHNOLOGY - 3.46%
 Cybex Corporation*                      160,000      2,280,000
 DH Technology, Incorporated*            135,000      3,240,000
 Digi International, Incorporated*        95,000        902,500
 Kemet Corporation*                       60,000      1,395,000
 Recoton Corporation*                    143,000      2,136,062

                                                      9,953,562

TRANSPORTATION - 2.77%
 Atlantic Southeast Airlines
       Incorporated                       95,000      2,078,125
 Illinois Central Corporation
       - Class A                          82,500      2,640,000
 Landstar, Incorporated*                  40,000        930,000
 Midwest Express Holdings*                65,000      2,340,000
                                                   ------------
                                                      7,988,125
                                                   ------------
UTILITY - 1.93%
 CMS Energy Corporation                   50,000      1,681,250
 Empresa Nacional
   De Electricidad Sponsored  ADR         29,400      2,058,000
 Tuscon Electric Power Company           110,000      1,828,750
                                                   ------------
                                                      5,568,000

                                                   ------------
Total Common Stocks
  (cost $ 205,498,271)                             $265,881,432
                                                   ------------
SHORT-TERM INVESTMENTS - 5.82%

COMMERCIAL PAPER - 5.37%
 Army Airforce (5.600% due 01/01/97)   2,000,000      2,000,000
 CC USA (5.400% due 02/06/97)          1,000,000        994,600
 ConAgra, Incorporated
    (5.450% due 01/03/97)              1,000,000        999,697
 Circus Circus (5.500% due 01/08/97)   2,000,000      1,997,861
 Dana Credit Corporation
    (5.480% due 01/16/97)              1,500,000      1,496,575
 Telecommunications, Incorporated
   (5.700% due 01/24/97)               1,000,000        996,358
 Textron Financial Corporation
   (5.570% due 02/11/97)               2,000,000      1,987,313
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Viacom (5.660% due 01/21/97)          2,000,000      1,993,711
 White Consolidated Industries,
   Incorporated(5.480% due 01/24/97)   2,000,000      1,992,998
                                                   ------------
                                                     15,458,205
                                                   ------------
VARIABLE RATE DEMAND NOTES<F1> - .45%

 Johnson Controls, Incorporated
   (5.529% due 01/01/97)               1,306,839      1,306,839
                                                   ------------
Total Short-Term Investments
    (cost $16,765,044)                               16,765,044
                                                   ------------

TOTAL INVESTMENTS - 98.10%
   (cost $222,263,315)<F2>                          282,646,476
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.9%                   5,477,247
                                                   ------------
TOTAL NET ASSETS - 100%                            $288,123,723
                                                   ============
-----------------
* Non-income producing
 (ADR) American Depository Receipt

<F1>) Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.
<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $69,683,138 and $9,299,977, respectively.

The accompanying notes are an integral part of the financial statements

                CARILLON FUND, INC.
              SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

CAPITAL PORTFOLIO
                                       SHARES/
                                       PRINCIPAL   VALUE
                                       ---------   -----
COMMON STOCKS - 34.38%

BANKING & FINANCIAL SERVICE - 8.42%
 Allied Capital Corporation               34,285        539,992
 Banco BHIF ADR*                          50,000        818,750
 Banco Latinoamericano
   de Exportaciones ADR                   30,000      1,522,500
 Black Rock Strategic Term Trust          75,000        600,000
 Charter One Financial Incorporated       42,000      1,764,000
 Corus Bankshares Incorporated            25,000        806,250
 Deutsche Bank AG Sponsored ADR           18,000        839,784
 FPIC Insurance Group Incorporated*       60,000        810,000
 Gainsco Incorporated                     63,000        606,375
 New Germany Fund                         72,229        966,063
 RLI Corporation                          30,480      1,017,270
 Templeton Global Income Fund            125,000        890,625
 Thai Fund Incorporated                   55,000        907,500
 Washington Federal Incorporated          50,000      1,325,000
                                                   ------------
                                                     13,414,109
                                                   ------------
CAPITAL GOOD - 2.57%
 Astec Industries Incorporated*           50,000        475,000
 Griffon Corporation*                     55,000        673,750
 Lindsay Manufacturing Incorporated       32,908      1,538,449
 Lonrho PLC - Sponsored ADR              150,000        319,574
 Strattec Security Corporation*           60,000      1,095,000
                                                   ------------
                                                      4,101,773
                                                   ------------
CONSUMER CYCLICAL - 2.15%
 Chromcraft Revington Inc.*               25,000        693,750
 NCI Building Systems Incorporated*       35,000      1,207,500
 Southern Energy Homes                    65,000        747,500
 Winsleow Furniture Incorporated*         80,000        780,000
                                                   ------------
                                                      3,428,750
                                                   ------------
CONSUMER NON-DURABLE - 1.87%
 GT Bicycles Incorporated*                80,000      1,030,000
 Helen of Troy Limited, Bermuda*          51,000      1,122,000
 IHOP Corporation*                        35,000        826,875
                                                   ------------

                                                      2,978,875
                                                   ------------
ENERGY - 2.50%
 Callon Petroleum Company*                35,000        665,000
 Giant Industries Incorporated            87,400      1,223,600
 Offshore Energy Development*             43,000        655,750
 Stone Energy Corporation*                27,000        806,625
 YPF S.A. Sponsored ADR                   25,000        631,250
                                                   ------------
                                                      3,982,225
                                                   ------------
MANUFACTURING -8.29%
 ABT Building Products Company*           45,000      1,125,000
 AEP Industries, Incorporated*            45,831      2,520,705
 Bayer AG Sponsored ADR                   75,000      1,629,992
 Bway Corporation*                        44,000        841,500
 Carbide Graphite Group*                  60,000      1,177,500
 Holly Corporation                        20,000        535,000
 Newmont Mining Corporation               20,000        895,000
 Pohang Iron & Steel Company              32,000        648,000
 Royal Oak Mines Incorporated*           125,000        406,250
 Santa Fe Pacific Gold Corporation        35,000        538,125
 TVX Gold Incorporated*                  120,000        930,000
 Vaal Reefs Exploration
    & Mining Limited ADR*                120,100         43,119
 York Group Incorporated                  62,000      1,209,000
                                                   ------------
                                                     13,199,191
                                                   ------------
REAL ESTATE - 7.03%
 Associated Estates Realty
    Corporation                           50,000      1,187,500
 Columbus Realty Trust                    46,000      1,046,500
 Hospitality Properties Trust             33,000        957,000
 IRT Properties Company                   85,000        977,500
 LTC Properties Incorporated              46,000        851,000
 Merry Land & Investment Company          60,000      1,290,000
 Mid-America Apartment Communities        40,000      1,155,000
 Shurgard Storage Centers Incorporated    43,000      1,273,875
 United Dominion Realty Trust             75,000      1,162,500
 Winston Hotels Incorporated               95,000     1,294,375
                                                   ------------
                                                     11,195,250
                                                   ------------
TECHNOLOGY - 1.55%
 DH Technology, Incorporated*             59,760      1,434,240
 Recoton Corporation*                     69,000      1,030,688
                                                   ------------
                                                      2,464,928
                                                   ------------
Total Common Stocks (cost $43,838,220)               54,765,101
                                                   ------------
PREFERRED STOCKS - .40%
MANUFACTURING -.40%
Freeport McMoRan Copper & Gold Series     20,000        640,000
                                                   ------------
Total Preferred Stock (cost $709,838)                   640,000
                                                   ------------
U.S. TREASURY OBLIGATIONS - 13.18%

 8.000% due 01/15/97                   1,000,000      1,000,313
 8.500% due 04/15/97                     500,000        503,906
 6.750% due 02/28/97                     650,000        651,016
 6.750% due 05/31/97                   1,000,000      1,004,063
 7.875% due 04/15/98                     500,000        511,719
 5.500% due 02/28/99                   1,000,000        991,250
 6.000% due 10/15/99                   5,900,000      5,900,000
 5.750% due 10/31/00                   1,000,000        986,875
 7.500% due 11/15/01                     500,000        526,406
 6.375% due 08/15/02                   1,750,000      1,761,485
 5.875% due 02/15/04                     100,000         97,375
 7.250% due 05/15/04                   3,500,000      3,683,750
 7.875% due 11/15/04                   3,100,000      3,382,875
                                                   ------------
Total U.S. Treasury Notes
   ($20,735,403)                                     21,001,033
                                                   ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 12.51%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.16%
 1662 H  (6.250% due 01/15/09)         1,007,738        989,065
 1442 FA (5.970% due 11/15/07)         1,000,000        907,605
 77 F (8.500% due 06/15/17)               23,592         23,592
 1559 VP (5.500% due 02/15/20)         1,700,000      1,625,744
 1399 PAC (7.000% due 09/15/22)          596,484        568,131
 1631 SB (6.527% due 12/15/23)          1,450,000       911,855
                                                   ------------
                                                      5,025,992
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 7.82%
 Remic 93-12 ED
  (7.500% due 02/25/06)                1,645,000      1,692,039
 Remic 1992-163 PN
  (7.000% due 07/25/07)                1,500,000      1,501,020
 Remic 92-117 J
  (7.500% due 07/25/20)                1,000,000      1,013,637
 Remic 92-119 E
  (8.000% due 07/25/20)                1,000,000      1,021,846
 Remic 92-112E
  (8.000% due 12/25/20)                1,500,000      1,534,255
 Remic 93-127 FA
  (5.430% due 10/25/21)                1,000,000        951,862
 Remic 1992-39 FB
  (6.190% due 03/25/22)                2,000,000      1,936,180
 Remic 92-66 F
  (5.906% due 05/25/22)                1,007,444      1,008,482
 Remic 1993-119 SB
  (7.595% due 07/25/23)                2,572,882      1,803,790
                                                   ------------
                                                     12,463,111
                                                   ------------
PRIVATE SECTOR - 1.53%
 Prudential Home Mortgage Securities
   (7.500% due 07/25/10)                 521,233        515,531
 Merrill Lynch Mortgage Investors
   (6.438% due 09/15/17)               2,000,000      1,920,000
                                                   ------------
                                                      2,435,531
                                                   ------------
Total Collateralized Mortgage
   Obligations (cost $20,294,887)                    19,924,634
                                                   ------------
MORTGAGE - BACKED SECURITIES - 9.25%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - .82%
   7.500% due 06/01/07                    50,933         51,379
   9.500% due 10/01/08                   230,479        247,019
   8.250% due 03/01/12                   119,734        123,764
   8.500% due 03/01/16                    95,105         98,830
   7.500% due 07/01/17                    57,995         58,149
   11.000% due 04/01/19                   55,195         61,646
   11.000% due 11/01/19                   53,485         59,736
   11.000% due 05/01/20                  213,091        237,904
   11.000% due 06/01/20                  332,322        371,297
                                                   ------------
                                                      1,309,724
                                                   ------------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 8.08%
   10.000% due 02/01/04                    6,768          7,235
   9.500% due 09/01/05                   150,099        158,380
   9.000% due 11/01/05                    68,885         72,112
   7.500% due 03/25/07                 1,200,000      1,220,681
   8.000% due 05/01/07                   145,405        149,688
   6.000% due 12/01/08                   868,950        842,360
   5.500% due 01/01/09                   900,305        857,694
   6.000% due 03/01/09                   984,158        954,043
   5.500% due 04/01/09                   888,742        843,620
   8.500% due 03/01/19                    12,085         12,654
   6.500% due 02/01/26                   806,877        770,124
   6.500% due 03/01/26                   201,918        192,720
   7.000% due 03/01/26                 1,944,740      1,903,336
   7.000% due 07/01/26                 1,961,895      1,919,593
   7.500% due 07/01/26                 2,959,197      2,959,375
                                                   ------------
                                                     12,863,615
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .35%
   9.000% due 11/15/16                   103,445        111,000
   10.500% due 11/20/19                  291,488        318,313
   9.000% due 12/15/19                   126,525        134,961
                                                   ------------
                                                        564,274
                                                   ------------
Total Mortgage Backed Securities
     (cost $14,273,212)                              14,737,613
                                                   ------------
CORPORATE BONDS AND NOTES - 5.56%

COMMUNICATIONS AND MEDIA - .57%
 Loewen Group International, Inc.
   (8.2500% due 04/15/03)                900,000        908,104
                                                   ------------
FINANCE COMPANY - .32%
 Helicon Group
   (11.0000% due 11/01/03)               500,000        510,000
                                                   ------------
FINANCIAL SERVICES - .52%
 Pacific Gulf Properties, Inc.
   (8.375% due 02/15/01)                 750,000        825,000
                                                   ------------
GAMING INDUSTRY - .16%
 Circus Circus Enterprises, Inc.
   (10.625% due 06/15/97)                250,000        255,124
                                                   ------------
INSURANCE - .09%
 The Penn Central Corp.
   (9.750% due 08/01/99)                 130,000        136,857
                                                   ------------
MISCELLANEOUS - .65%
 Toll Corp. (10.500% due 03/15/02)       500,000        517,500
 Parisian  (9.875% due 07/15/03)         500,000        510,000
                                                   ------------
                                                      1,027,500
                                                   ------------
OIL & GAS EXPLORATION SERVICES - .97%
 Maxus Debentures
   (11.250% due 05/01/13)                208,000        213,200
 Rowan Companies
   (11.875% due 12/10/01)                750,000        795,000
 Trans Texas Gas, Corp.
   (11.500% due 06/15/02)                500,000        540,625
                                                   ------------
                                                      1,548,825
                                                   ------------
REAL ESTATE - .33%
 GE Capital Marketing Services, Inc.
   (6.0000% due 08/25/09)                568,877        531,547
                                                   ------------
TELEPHONE & TELECOMMUNICATIONS- .75%
 United Telecommunications, Inc.
    (9.750% due 04/01/00)                156,000        169,674
 TCI Communications Inc
    (8.6500% due 09/15/04)             1,000,000      1,023,856
                                                   ------------
                  1,193,530

UTILITIES - ELECTRIC - 1.20%
 Connecticut Light & Power Co.
  1st Ref Mtg. (7.625% due 04/01/97)     677,000        677,240
 New Orleans Public Service Inc.
  1st Mtg. (8.670% due 04/01/05)       1,200,000      1,237,629
                                                   ------------
                                                      1,914,869
                                                   ------------
Total Corporate Bonds
   (cost $ 8,455,147)                                 8,851,356
                                                   ------------

SHORT-TERM INVESTMENTS - 22.84%

COMMERCIAL PAPER - 17.71%
 Army Airforce (5.600% due 01/10/97)   2,000,000      2,000,000
 Case Credit Corporation
   (5.530% due 02/03/97)               1,000,000        994,931
 Circus Circus Enterprises Inc.
   (5.500% due 01/08/97)               2,000,000      1,997,861
 Conagra Inc. (5.450% due 01/03/97)    2,000,000      1,999,394
 Dana Credit Corporation
   (5.480% due 01/21/97)               1,000,000        996,956
 Hanson Financial
   (5.620% due 03/14/97)               1,500,000      1,483,140
 IES Diversified
   (5.550% due 01/27/97)               1,000,000        995,992
 IES Diversified
   (5.670% due 01/31/97)               1,500,000      1,492,913
 Illinois Power Fuel Company
   (5.450% due 01/14/97)               2,000,000      1,996,064
 Nabisco Inc (5.450% due 01/13/97)     1,000,000        998,183
 New York State Gas & Electric
   (5.950% due 01/24/97)               2,000,000      1,992,397
 Penn Power & Light Energy
   (5.450% due 01/08/97)               1,000,000        998,940
 Penn Power & Light Energy
   (5.480% due 01/22/97)               1,000,000        996,803
 Public Service Electric & Gas
   (5.450% due 01/07/97)               1,000,000        999,092
 Public Service Electric & Gas
   (5.450% due 01/10/97)               1,000,000        998,638
 Telecommunications Inc
  (5.700% due 01/24/97)                2,300,000      2,291,624
 Textron Financial Group
  (5.550% due 02/10/97)                1,000,000        993,833
 Textron Inc.
  (5.5700% due 02/11/97)               1,000,000        993,656
 Viacom (5.700% due 01/24/97)          1,000,000        996,358
 White Consolidated Industries, Inc
  (5.480% due 01/24/97)                1,000,000        996,499
 White Consolidated Industries, Inc
  (5.530% due 02/03/97)                1,000,000        994,931
                                                   ------------
                                                     28,208,205
                                                   ------------
VARIABLE RATE DEMAND NOTES   - 5.13%
 American Family Financial Services
  (5.509% due 01/01/97)                1,485,013      1,485,013
 Johnson Controls, Inc.
  (5.529% due 01/01/97)                6,157,736      6,157,736
 Wisconsin Electric Power Company
  (5.549% due 01/01/97)                  527,871        527,871
                                                   ------------
                                                      8,170,620
                                                   ------------
Total Short Term Investments
   (cost $36,378,825)                                36,378,825
                                                   ------------
TOTAL INVESTMENTS - 98.12%
  (cost $144,685,532)<F2>                           156,298,562
                                                   ------------
OTHER ASSETS AND LIABILITIES - 1.88%                  2,995,324
                                                   ------------
TOTAL NET ASSETS - 100%                            $159,293,886
                                                   ------------
-----------------

* Non-Income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates. Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of December 31, 1996.

<F2> Represents cost for Federal income tax purposes. Gross
unrealized appreciation and depreciation of securities at December 31, 1996 was $14,144,348 and $2,531,318 respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1996

BOND PORTFOLIO

                                          SHARES/
                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY OBLIGATIONS - 35.51%

U.S. TREASURY BOND - 5.41%
   6.250% due 08/15/23                    $3,000,000  $ 2,811,570
   6.000% due 02/15/26                     2,000,000    1,819,376
                                                      -----------
                                                        4,630,946
                                                      -----------
U.S. TREASURY NOTES - 25.30%
   6.000% due 10/15/99                     4,000,000    4,000,000
   6.700% due 04/30/00                     2,000,000    2,038,126
  7.750% due 02/15/01                      2,500,000    2,642,188
   5.625% due 02/28/01                     2,000,000    1,960,626
   5.875% due 11/15/05                     5,000,000    4,823,440
   6.500% due 08/15/05                     1,000,000    1,006,875
   7.000% due 07/15/06                     5,000,000    5,195,315
                                                      -----------
                                                       21,666,570
                                                      -----------
U.S. TREASURY STRIPS - 4.80%
   0.000% due 02/15/00                     3,250,000    2,695,290
   0.000% due 08/15/02                     2,000,000    1,416,780
                                                      -----------
                                                        4,112,070
                                                      -----------
Total U.S. Treasury Notes
 (cost $30,002,142)                                    30,409,583
                                                      -----------
MORTGAGE - BACKED SECURITIES - 3.43%

FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 1.10%
   7.500% due 02/01/02                        46,747       47,331
   9.500% due 04/01/05                        77,932       82,169
   7.500% due 06/01/07                       112,097      113,080
   11.000% due 05/01/10                       13,069       14,596
   12.500% due 08/01/10                       18,983       21,794
   8.000% due 11/01/16                        55,327       56,382
   9.500% due 02/01/18                        76,207       81,827
   6.500% due 07/01/23                       553,517      532,356
                                                      -----------
                                                          949,535
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 2.14%
   12.000% due 04/01/00                       69,694       75,095
   9.000% due 08/01/01                        50,968       53,341
   8.500% due 01/01/02                        47,751       49,676
   10.500% due 06/01/04                       16,138       17,207
   10.500% due 05/01/05                      200,712      214,009
   6.500% due 06/01/08                     1,141,030    1,128,683
   8.000% due 08/01/17                       289,120      294,360
                                                      -----------
                                                        1,832,371
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - .19%
   11.000% due 03/15/10                       61,600       68,029
   9.000% due 05/15/20                        86,210       90,844
                                                      -----------
                                                          158,873
                                                      -----------
Total Mortgage-Backed Securities
    (cost $2,892,682)                                   2,940,779
                                                      -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 7.97%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 3.56%
   59 E  (8.900% due 11/15/20)               965,123    1,007,820
   106 G (8.250% due 12/15/20)             1,000,000    1,031,890
   1770 B (8.250% due 01/15/24)            1,000,000    1,004,836
                                                      -----------
                                                        3,044,546
                                                      -----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - .26%
   Remic  (9.500% due 12/25/18)              212,032      225,191
                                                      -----------
PRIVATE SECTOR - 4.15%
   Securitized Asset Sales, Inc.
    (6.500% due 07/25/08)                    305,789      291,457
   CMC  Securities Corp.
    (0.000% due 12/25/08)                    401,817      301,298
   Country Wide Mortgage-Backed
    Securities, Inc.(6.000% due 03/01/09)    876,358      807,073
   Capstead Mortgage Securities Corp.
    (10.950% due 02/01/14)                   215,719      215,934
   Greenwich Capital Acceptance
    (8.238% due 08/25/24)                    989,978      858,806
   NWA Trust No. 2 Class B
   (10.230% due 06/21/14)                    950,769    1,083,310
                                                      -----------
                                                        3,557,878
                                                      -----------

Total Collateralized Mortgage
 Obligations  (cost $6,559,333)                         6,827,615
                                                      -----------
CORPORATE BONDS AND NOTES - 50.43%

AIR TRANSPORTATION - 1.22%
   Continental Airlines
    (7.820% due 10/15/23)                  1,000,000    1,033,140
                                                      -----------
BANK & BANK HOLDING COMPANIES - 4.17%
   Comerica Inc.  (9.750% due 05/01/99)      500,000      534,041
   First Tennessee (8.070% due 01/06/27)   2,000,000    2,002,240
   Nationsbank Corp.
    (7.625% due 04/15/05)                  1,000,000    1,034,698
                                                      -----------
                                                        3,570,979
                                                      -----------
COMMUNICATIONS AND MEDIA - 8.59%
   Arch Communication Group
    (0.000% due 03/15/08)                  1,000,000      571,250
   Call-Net Enterprises
    (0.000% due 12/01/04)                  1,250,000    1,025,000
   CF Cable TV Inc.
    (9.125% due 07/15/07)                  1,000,000    1,070,000
   Continental Cablevision
    (8.300% due 05/15/06)                  1,000,000    1,067,038
   CS Wireless Systems
    (0.000% due 03/01/06)                    500,000      180,000
   Jones Intercable, Inc.
    (9.625% due 03/15/02)                    500,000      525,000
   Neodata Service (12.000% due 05/01/03)  1,000,000    1,052,500
   Peoples Choice TV (0.000% due06/01/04)  2,000,000      840,000
   Time Warner Inc. (8.110% due 08/15/06)  1,000,000    1,024,735
                                                      -----------
                                                        7,355,523
                                                      -----------
CONGLOMERATES - 1.78%
   Figgie International Inc.
    (9.875% due 10/01/99)                  1,000,000    1,040,000
   JB Poindexter & Company
    (12.500% due 05/15/04)                   500,000      487,500
                                                      -----------
                                                        1,527,500
                                                      -----------
CONSUMER PRODUCTS -2.59%
   Coleman Holdings
    (0.000% due 05/27/98)                  1,000,000      833,750
   Pillowtex Corporation
    (10.000% due 11/15/06)                   500,000      520,000
   Revlon Consumer Products Corp.
      (0.00% due 03/15/98)                 1,000,000      867,500
                                                      -----------
                                                        2,221,250
                                                      -----------
ENERGY - 1.34%
   Coastal Corp.(9.7500% due 08/01/03)     1,000,000    1,144,986
                                                      -----------
FINANCE COMPANIES - 1.79%
   Ahmanson Capital Trust
    (8.360% due 12/01/26)                  1,500,000    1,536,615
                                                      -----------
FOOD, BEVERAGE, & TOBACCO -3.45%
   Dimon Inc. (8.875% due 06/01/06)        1,000,000    1,037,500
   RJR Nabisco, Inc.
    (7.625% due 09/15/03)                    500,000      482,059
   Great American Cookie, Inc.
    (10.875% due 01/15/01)                   500,000      455,000
   Nabisco Inc.  (7.550% due 06/15/15)     1,000,000      978,312
                                                      -----------
                                                        2,952,871
                                                      -----------
FOREIGN - 1.12%
   Quebec Province CDA
    (7.125% due 02/09/24)                  1,000,000      955,040
                                                      -----------
GAMING INDUSTRY - 5.84%
   Argosy Gaming (13.2500% due 06/01/04)   1,000,000      927,500
   Boomtown, Inc. 1st Mortgage
    (11.500% due 11/01/03)                 1,000,000    1,047,500
   Casino Magic of Louisiana
    (13.000% due 08/15/03)                 1,000,000      987,500
   Empress River Casino Finance Corp.
    (10.750% due 04/01/02)                 1,000,000    1,077,500
   Hollywood Casino Corp.
    (12.750% due 11/01/03)                 1,000,000      960,000
                                                      -----------
                                                        5,000,000
                                                      -----------
HEALTH CARE - 1.80%
   Columbia / HCA Healthcare Corp.
    (7.690% due 06/15/25)                  1,000,000    1,026,254
   Foundation Health Corp.
    (7.750% due 06/01/03)                    500,000      516,881
                                                      -----------
                                                        1,543,135
                                                      -----------
INSURANCE - 4.92%
   Berkley (W.R.) Corp.
    (9.875% due 05/15/08)                    500,000      595,056
   Farmers Insurance Exhange
    (8.500% due 04)                        1,000,000    1,046,903
   Leucadia National Corp.
    (8.250% due 06/15/05)                  1,000,000    1,036,976
   Penn Central Corp.
    (9.750% due 08/01/99)                    500,000      526,374
   Prudential Insurance
    (8.100% due 07/15/15)                  1,000,000    1,010,504
                                                      -----------
                                                        4,215,813
                                                      -----------
MANUFACTURING - 4.31%
   General Instrument Corporation
    (5.000% 06/15/00)                        500,000      532,500
   International Knife & Saw Corp.
    (11.375% due 11/15/06)                 1,000,000    1,035,000
   International Wire Group Inc.
    (11.750% due 06/01/05)                   500,000      535,000
   Safelite Glass Corporation
      (9.875% due 12/15/06)                   500,00      515,000
   Terex Corp. (13.750% due 05/15/02)      1,000,000    1,075,000
                                                      -----------
                                                        3,692,500
                                                      -----------
MISCELLANEOUS - .60%
   Sea Containers (10.500% due 07/01/03)     500,000      512,500
                                                      -----------
OIL & GAS - DOMESTIC - .63%
   Penzoil Company  (9.625% due 11/15/99)    500,000      535,737
                                                      -----------
OIL & GAS - SERVICES - 3.17%
   Mitchell Energy Development Corp.
    (6.750% due 02/15/04)                    750,000      707,585
   PDV America, Inc.
    (7.750% due 08/01/00)                  1,000,000    1,005,453
   Petro (12.500% due 06/01/02)            1,000,000    1,000,000
                                                      -----------
                                                        2,713,038
                                                      -----------
PAPER & FOREST PRODUCTS - .62%
   Westvaco Corp. (10.300% due 01/15/19)     500,000      532,396
                                                      -----------
RETAIL - GENERAL - 1.23%
   Hook - SuperX Inc.
    (10.125% due 06/01/02)                 1,000,000    1,057,132
                                                      -----------
STEELS AND METALS - 1.26%
   Gulf States Steel
    (13.500% due 04/15/03)                   500,000      472,500
   UCAR Global Enterprises Inc.
     (12.000% due 01/15/05)                  530,000      610,163
                                                      -----------
                                                        1,082,663
                                                      -----------
Total Corporate Bond and Notes
    (cost $42,252,009)                                 43,182,818
                                                      -----------
COMMON STOCKS -  .04%

ENERGY - .04%
   Mesa Incorproated*                          6,417       33,689
                                                      -----------
Total Common Stocks (cost $ 24,365)                        33,689

                                                      -----------
WARRANTS - 0.00%

RETAIL-FOOD - 0.00%
   Great American Cookie Warrants                 90        2,250

TECHNOLOGY - .06%
   CS Wireless Systems   138   1
   Terex Corporation Appreciation Rights       4,000           40
                                                      -----------
      Total Warrants (cost $ 28,050)                        2,291
                                                      -----------

PREFERRED STOCKS - 1.05%

BANKING AND FINANCIAL SERVICE - 1.05%
Earthshell Container Corporation
 Series A
    Cumulative Senior Convertible 8%<F1>         500      900,000
                                                      -----------
Total Preferred Stocks (cost $500,000)                    900,000
                                                      -----------
SHORT TERM INVESTMENTS - 4.42%

VARIABLE RATE DEMAND NOTES<F2> - 4.42%
  American Family (5.509% due 01/01/97)       661,231     661,231
  Johnson Controls Inc.
    (5.529% due 01/01/97)                   2,145,196   2,145,196
  Pitney Bowes Credit Corp.
    (5.507% due 01/01/97)                      42,913      42,913
  Sara Lee (5.487% due 01/01/97)              797,184     797,184
  Southwestern Bell Telephone Co.
    (5.487% due 01/01/97)                     135,000     135,000
                                                      -----------
Total Short-Term Investments
   (cost $3,781,525)                                    3,781,525
                                                      -----------
TOTAL INVESTMENTS - 102.85%
   (cost $86,040,107)<F3>                              88,078,300
                                                      -----------
OTHER ASSETS AND LIABILITIES - (2.85)%                 (2,444,171)
                                                      -----------
TOTAL NET ASSETS - 100%                               $85,634,129
                                                      ===========
-----------------------
* Non-Income Producing

<F1> 144A- Privately placed security traded among qualified
institutional buyers.
<F2>   Interest rates vary periodically based on current market rates.
Rates shown are as of December 31, 1996. The maturity shown for each variable rate demand note is the later of the next scheduled interest adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1996.
<F3> Represents cost for Federal income tax purposes. Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,185,795 and $1,147,602 respectively.

The accompanying notes are an integral part of the financial statments.

CARILLON FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

S&P 500 INDEX PORTFOLIO

COMMON STOCKS - 82.48%
                                           SHARES  VALUE
                                           ------  -----
BANKING & FINANCIAL SERVICE - 11.85%
  Aetna Life & Casulaty Company               667       53,318
  Allstate Corporation                      2,000      115,750
  American Express Company                  2,100      118,650
  American General Corporation                900       36,788
  American International Group              2,000      216,500
  Banc One Corporation                      1,890       81,270
  Bank of Boston Corporation                  700       44,975
  Bank of New York Incorporated             1,700       57,375
  BankAmerica Corporation                   1,600      159,600
  Bankers Trust New York Corporation          300       25,875
  Barnett Banks, Incorporated               1,000       41,125
  Boatmen's Bancshares, Incorporated          800       51,600
  Chase Manhattan Corporation               2,012      179,571
  Chubb Group                                 800       43,000
  CIGNA Corporation                           300       40,988
  Citicorp                                  1,600      164,800
  Comerica, Incorporated                      600       31,425
  CoreStates Financial Corporation          1,100       57,063
  Dean Witter, Discover & Company             700       46,375
  Federal Home Loan Mortgage Corporation      800       88,100
  Federal National Mortgage Association     4,800      178,800
  First Bank System, Incorporated             700       47,775
  First Chicago NBD Corporation             1,400       75,250
  First Union Corporation                   1,300       96,200
  Fleet Financial Group, Incorporated       1,200       59,850
  General RE Corporation                      400       63,100
  Great Western Financial                     500       14,500
  Green Tree Financial Corporation            600       23,175
  Household International, Incorporated       500       46,125
  ITT Hartford Group Incorporated             500       33,750
  KeyCorp                                   1,000       50,500
  Lincoln National Corporation                500       26,250
  Marsh & McLennan Companies, Incorporated    400       41,600
  MBNA Corporation                            850       35,275
  Mellon Bank Corporation                     600       42,600
  Merrill Lynch & Company, Incorporated       800       65,200
  Morgan (J. P.) & Company                    900       87,863
  Morgan Stanley Group Incorporated           700       39,988
  National City Corporation                 1,100       49,363
  NationsBank Corporation                   1,000       97,750
  Norwest Corporation                       1,600       69,600
  PNC Bank Corporation                      1,500       56,438
  Providian Corp.                             500       25,688
  Republic New York Corporation               300       24,488
  SAFECO Corporation                          600       23,663
  Salomon, Incorporated                       500       23,563
  SunTrust Banks, Incorporated              1,200       59,100
  Transamerica Corporation                    400       31,600
  Travelers Group, Incorporated             2,733      124,010
  US Bancorp                                  700       31,456
  Wachovia Corporation                        800       45,200
  Wells Fargo & Company                       433      116,802
                                                   -----------
                                                     3,460,670
                                                   -----------
CAPITAL GOOD - 4.56%
  AMP, Incorporated                         1,100       42,213
  Caterpillar, Incorporated                   900       67,725
  Cooper Industries, Incorporated             600       25,275
  Deere & Company                           1,200       48,750
  Dover Company                               600       30,150
  Emerson Electric Company                  1,100      106,425
  Foster Wheeler Corporation                  300       11,138
  General Electric Company                  7,100      702,013
  Grainger (WW), Incorporated                 300       24,075
  Illinois Tool Works, Incorporated           600       47,925
  Ingersoll-Rand Company                      500       22,250
  Scientific-Atlanta, Incorporated            500        7,500
  Tenneco, Incorporated                       900       40,613
  Tyco International Limited                  800       42,300
  Westinghouse Electric Corporation         1,900       37,763
  WMX Technologies, Incorporated            2,300       75,038
                                                   -----------
                                                     1,331,153
                                                   -----------
CONSUMER CYCLICAL - 6.02%
  American Greetings Company Class A          500       14,188
  American Stores Company                     700       28,613
  Black & Decker Corp.                        500       15,063
  Chrysler Corporation                      3,200      105,600
  CVS Corporation                             500       20,688
  Dayton Hudson Corporation                 1,100       43,175
  Eaton Corporation                           400       27,900
  Federated Department Stores Incorporated* 1,000       34,125
  Ford Motor Company                        5,300      168,938
  Gap (The), Incorporated                   1,300       39,163
  General Motors Corporation                3,400      189,550
  Genuine Parts Company                       900       40,050
  Goodyear Tire & Rubber Company              800       41,100
  HFS, Incorporated                           600       35,850
  Home Depot, Incorporated                  2,100      105,263
  Johnson Controls                            300       24,863
  K Mart Corporation*                       2,200       22,825
  Lowe's Companies, Incorporated              800       28,400
  May Department Stores Company             1,200       56,100
  NIKE, Incorporated                        1,300       77,675
  PACCAR, Incorporated                        200       13,600
  Penney, (J.C.) Company, Incorporated      1,100       53,625
  Reebok International, Incorporated          300       12,600
  Rite Aid Corporation                        500       19,875
  Sears, Roebuck & Company                  1,700       78,413
  Tandy Corporation                           300       13,200
  Limited (The), Incorporated               1,290       23,704
  Toys "R" Us, Incorporated*                1,200       36,000
  TRW, Incorporated                           600       29,700
  V.F. Corporation                            400       27,000
  Wal-Mart Stores, Incorporated            11,000      251,625
  Walgreen Company                          1,000       40,000
  Whirlpool Corporation                       500       23,313
  Woolworth Corporation*                      700       15,313
                                                   -----------
                                                     1,757,097
                                                   -----------
CONSUMER NON-DURABLE - 21.53%
  Abbott Laboratories                       3,400      172,550
  Albertson's, Incorporated                 1,200       42,750
  American Brands, Incorporated               800       39,700
  American Home Products Corporation        2,800      164,150
  Andrew Corporation                          300       15,919
  Anheuser-Busch Companies, Incorporated    2,200       88,000
  Archer-Daniels-Midland Company            2,495       54,890
  Automatic Data Processing, Incorporated   1,400       60,025
  Avon Products, Incorporated                 600       34,275
  Baxter International, Incorporated        1,300       53,300
  Becton, Dickinson Company                   700       30,363
  Block, H&R Incorporated                     500       14,500
  Boston Scientific Corporation*              800       48,000
  Bristol-Meyers Squibb Company             2,300      250,125
  Browning-Ferris Industries, Incorporated  1,000       26,250
  Brunswick Corporation                       500       12,000
  Campbell Soup Company                     1,000       80,250
  Clorox Co.                                  300       30,113
  Coca-Cola Company                        10,900      573,613
  Cognizant Corporation                       800       26,400
  Colgate-Palmolive Company                   600       55,350
  Columbia/HCA Healthcare Corporation       3,050      124,288
  Comcast Corporation                         900       16,031
  ConAgra, Incorporate, Class A. Special    1,100       54,725
  CPC International, Incorporated             700       54,250
  CUC International, Incorporated           1,850       43,938
  Donnelly (RR) & Sons Company                800       25,100
  Dow Jones, & Company, Incorporated          600       20,325
  Dun & Bradstreet Corporation              1,200       28,500
  Gannett Company, Incorporated               800       59,900
  General Mills, Incorporated                 700       44,363
  Gillette Company                          1,900      147,725
  Heinz (H.J.) Company                      1,700       60,775
  Harrahs Entertainment, Incorporated*        500        9,938
  Hershey Foods Corporation                   900       39,375
  Hilton Hotels Corporation                   900       23,513
  International Flavors & Fragrance,
       Incorporated                           500       22,500
  Interpublic Group Companies,
       Incorporated                           600       28,500
  Johnson & Johnson                         5,800      288,550
  Kellogg Company                           1,000       65,625
  King World Producation, Incorporated*       300       11,063
  Kroger Company*                             700       32,550
  Lilly,(Eli) & Company                     2,400      175,200
  Loews Corporation                           600       56,550
  Manor Care                                  400       10,800
  Mattel, Incorporated                      1,250       34,688
  Marriott International                      600       33,150
  McDonalds Corporation                     3,100      140,275
  McGraw Hill Companies, Incorporated         600       27,675
  Medtronic, Incorporated                   1,100       74,800
  Merck & Company, Incorporated             5,300      420,025
  PepsiCo, Incorporated                     6,700      195,975
  Pfizer, Incorporated                      2,800      232,050
  Pharmacia & Upjohn, Incorporated          2,200       87,175
  Philip Morris Companies, Incorporated     3,600      405,450
  Procter & Gamble Company                  3,000      322,500
  Ralston-Ralston Purina Group                500       36,688
  Sara Lee Corporation                      2,300       85,675
  Schering-Plough Corporation               1,600      103,600
  Seagrams Company, Limited                 1,700       65,875
  St. Jude Medical*                           400       17,050
  Sysco Corporation                           900       29,363
  Tele-Communications, Incorporated*        1,600       20,900
  Tenet Healthcare Corporation*             1,100       24,063
  Time Warner, Incorporated                 2,600       97,500
  Tribune Company                             400       31,550
  UST, Incorporated                           800       25,900
  United HealthCare Corporation               900       40,500
  Viacom, Inc. - Class B*                   1,300       45,338
  Walt Disney Company, The                  3,019      210,198
  Warner-Lambert Company                    1,300       97,500
  Wendy's International                       700       14,350
  Winn-Dixie Stores, Incorporated             700       22,138
  Wrigley, (Wm), Jr. Company                  500       28,125
                                                   -----------
                                                     6,286,683
                                                   -----------
ENERGY - 7.95%
  Amerada Hess Corporation                    500       28,938
  Amoco Corporation                         2,300      185,150
  Atlantic Richfield Company                  800      106,000
  Burlington Resources, Incorporated          600       30,225
  Chevron Corporation                       2,800      182,000
  Columbia Gas System, Incorporated           300       19,088
  Dresser Industries, Incorporated          1,200       37,200
  Enron Corporation                         1,100       47,438
  Exxon Corporation                         5,300      519,400
  Halliburton Company                         600       36,150
  Kerr-McGee Company                          300       21,600
  Mobil Corporation                         1,700      207,825
  Occidental Petroleum                      1,600       37,400
  Phillips Petroleum Company                1,300       57,525
  Royal Dutch Petroleum Company ADR         2,300      392,725
  Schlumberger Limited                      1,400      139,825
  Sun Company, Incorporated                   700       17,063
  Texaco, Incorporated                      1,200      117,750
  USX-Marathon                              1,400       33,425
  Union Pacific Resources Group             1,092       31,941
  Unocal Corporation                        1,100       44,688
  Williams Companies                          750       28,125
                                                   -----------
                                                     2,321,481
                                                   -----------
MANUFACTURING - 7.68%
  Air Products & Chemicals, Incorporated      600       41,475
  Alcan Aluminum Limited                    1,500       50,438
  Allegheny Teledyne, Incorporated            800       18,400
  Aluminum Company of America               1,100       70,125
  Applied Materials Incorporated*             900       32,344
  Barrick Gold                              1,800       51,750
  Bemis Company                               300       11,063
  Bethlehem Steel Corporation*                700        6,300
  Centex Corporation                          100        3,763
  Champion International Corporation          500       21,625
  Corning, Incorporated                     1,100       50,875
  Crown Cork & Seal Company, Incorporated     600       32,625
  Dow Chemical Company                      1,200       94,050
  DuPont (E.I.) De Nemours & Company        2,500      235,938
  Eastman Chemical Company                    400       22,100
  Eastman Kodak Company                     1,500      120,375
  Englehard Corporation                       600       11,475
  Fluor Corporation                           500       31,375
  Freeport McMoran Copper                     600       17,925
  Fresenius Medical Care*                     400           56
  Georgia-Pacific Company                     500       36,000
  Grace, (WR) & Company                       400       20,700
  Great Lakes Chemical Corporation            400       18,700
  Hercules, Incorporated                      600       25,950
  Inco, Limited                             1,100       35,063
  International Paper Company               1,300       52,488
  ITT Corporation                             600       26,025
  Kimberly-Clark Corporation                1,300      123,825
  Louisiana-Pacific Corporation               600       12,675
  Mallincrokdt Group, Incorporated            500       22,063
  Masco Corporation                           800       28,800
  Minnesota Mining & Manufacturing Company  1,900      157,463
  Mead Corporation                            300       17,438
  Monsanto Company                          2,700      104,963
  Morton International, Incorporated          700       28,525
  Nalco Chemical Company                      400       14,450
  Newmont Mining Corporation                1,200       53,700
  Nucor Corporation                           500       25,500
  Owens Corning                               300       12,788
  Phelps Dodge Corporation                    500       33,750
  Placer Dome, Incorporated                 1,200       26,100
  PPG Industries, Incorporated                900       50,513
  Praxair Incorporated                        700       32,288
  Reynolds Metals Company                     400       22,550
  Rohm & Haas                                 300       24,488
  Rubbermaid, Incorporated                    800       18,200
  Sherwin- Williams                           500       28,000
  Silicon Graphics Incorporated*              900       22,950
  Union Camp Corporation                      400       19,100
  Union Carbide Corporation                   700       28,613
  Unilever (N.V.) ADR                         700      122,675
  USX-US Steel Group                          500       15,688
  Weyerhaeuser Company                      1,000       47,375
  Worthington Industries, Incorporated        500        9,063
                                                   -----------
                                                     2,242,546
                                                   -----------
SERVICE - 0.21%
  Alco Standard Corporation                   600       30,975
  Service Corporation International         1,100       30,800
                                                   -----------
                                                        61,775
                                                   -----------
TECHNOLOGY - 13.04%
  3COM Corporation*                           800       58,700
  Advanced Micro Devices, Incorporated*       700       18,025
  AirTouch Communications, Incorporated*    2,300       58,075
  AlliedSignal Incorporated                 1,300       87,100
  Amgen, Incorporated*                      1,200       65,250
  Boeing Company                            1,542      164,030
  Cabletron Systems, Incorporated             800       26,600
  Cisco Systems, Incorporated               2,900      184,513
  COMPAQ Computers Corporation*             1,100       81,675
  Computer Associates International,
     Incorporated                           1,600       79,600
  Computer Sciences Corporation*              400       32,850
  Digital Equipment Corporation*              700       25,463
  Dell Computer Corporation                   800       42,500
  First Data Corporation                    2,000       73,000
  Hewlett-Packard Company                   4,700      236,175
  Honeywell, Incorporated                     600       39,450
  Intel Corporation                         3,700      484,469
  International Business Machines
     Corporation                            2,300      347,300
  Lockheed Martin Corporation                 900       82,350
  LSI Logic Corporation*                      600       16,050
  Lucent Technologies                       2,785      128,806
  McDonnell Douglas Corporation             1,000       64,000
  Micron Technology Incorporated            1,000       29,125
  Microsoft Corporation*                    5,200      429,650
  Motorola Incorporated                     2,600      159,575
  Nothern Telecom, Limited                  1,200       74,250
  Novell, Incorporated*                     1,600       15,150
  Oracle Systems Corporation                2,900      121,075
  Perkin-Elmer Corporation                    300       17,663
  Pitney-Bowes Incorporated                   800       43,600
  Raytheon Company                          1,100       52,938
  Rockwell International Corporation        1,000       60,875
  Seagate Technology, Incorporated          1,000       39,500
  Sun Microsystems, Incorporated            1,600       41,100
  Tandem Computer Incorporated*               600        8,250
  Tektronix, Incorporated                     200       10,250
  Tellabs, Incorporated                       800       30,100
  Texas Instruments, Incorporated             900       57,375
  Textron Incorporated                        400       37,700
  Unisys Corporation*                         900        6,075
  United Technologies Corporation           1,200       79,200
  Western Atlas, Incorporated*                300       21,263
  Xerox Corporation                         1,500       78,938
                                                   -----------
                                                     3,809,633
                                                   -----------
TRANSPORTATION - 1.51%
  AMR Corporation*                            400       35,250
  Burlington Northern Santa Fe Corporation    900       77,738
  Caliber System, Incorporated                300        5,775
  Conrail Incorporated                        400       39,850
  CSX Corporation                           1,300       54,925
  Delta Air Lines                             400       28,350
  Federal Express                             600       26,700
  Laidlaw Incorporated                      1,400       16,100
  Norfolk Southern Company                    700       61,250
  Ryder System                                500       14,063
  Southwest Airlines Company                  700       15,488
  Union Pacific Corporation                 1,100       66,138
                                                   -----------
                                                       441,627
                                                   -----------
UTILITY - 8.13%
  ALLTELL Corporation                       1,000       31,375
  American Electric Power Company,
     Incorporated                           1,000       41,125
  AT&T Corporation                          6,900      300,150
  Ameritech Corporation                     2,500      151,563
  Baltimore Gas & Electric Company            800       21,400
  Bell Atlantic Corporation                 2,000      129,500
  BellSouth Corporation                     4,300      173,613
  Carolina Power & Light Company              700       25,550
  Central & Southwest  Corporation          1,000       25,625
  CinergyCorporation                          700       23,363
  Coastal Corporation                         500       24,438
  Consolidated Edison Co. of N.Y.,
     Incorporated                             900       26,325
  Consolidated Natural Gas Company            500       27,625
  Dominion Resources                          900       34,650
  Duke Power                                1,000       46,250
  DTE Energy Company                          700       22,663
  Edison International                      1,900       37,763
  Entergy Corporation                       1,000       27,750
  FPL Group Incorporated                    1,000       46,000
  General Public Utilities Corporation        600       20,175
  GTE Corporation                           3,800      172,900
  Houston Industries, Incorporated          1,100       24,888
  MCI Communications Corporation            3,000       98,063
  Niagara Mohawk Power Corporation*           600        5,925
  NYNEX Corporation                         2,000       96,250
  Pacific Gas & Electric Company            1,900       39,900
  Pacific Telesis Group                     1,800       66,150
  PacifiCorp                                1,400       28,700
  PanEnergy Corporation                       700       31,500
  PECO Energy Company                         900       22,725
  Public Service Enterprise Group,
     Incorporated                             900       24,525
  SBC Communications                        2,600      134,550
  Southern Company                          2,900       65,613
  Sprint Corporation*                       1,600       63,800
  Sonat, Incorporated                         400       20,600
  Texas Utilities Company                   1,000       40,750
  Unicom Corporation                        1,000       27,125
  Union Electric Company                      600       23,100
  U.S. West Communications Group            2,100       67,725
  US West Media Group*                      2,200       40,700
  WorldCom, Incorporated                    1,700       44,306
                                                   -----------
                                                     2,376,698
                                                   -----------
Total Common Stocks (cost $21,107,889)              24,089,363


SHORT-TERM INVESTMENTS - 17.76%
                                        PRINCIPAL  VALUE
                                        ---------  -----
US Treasury Bill<F2>
   (5.360% due 05/01/97)                $5,200,00    5,112,578
Portico US Federal Money Market Fund       73,782       73,782
                                                   -----------
Total Short-Term Investments
   (cost $5,186,360)                                 5,186,360
                                                   -----------

TOTAL INVESTMENTS -
   100.24% (cost $26,294,249)<F1>                   29,275,723
                                                   -----------
OTHER ASSETS AND LIABILITIES - (0.24%)                 (71,113)
                                                   -----------
TOTAL NET ASSETS - 100%                            $29,204,610
-----------
*Non-income producing
(ADR) American Depository Receipt

<F1> Represents cost for Federal income tax purposes.  Gross unrealized appreciation and depreciation of securities at December 31, 1996 was $3,401,349 and $370,475 respectively.

<F2> Security is held by the custodian in a segregated account for open futures contracts. At December 31, 1996, the Fund's open futures contracts were as follows:

                                     Unrealized   Appreciation/
Type                                  Contracts  (Depreciation)
----                                 ----------   ------------
Standard & Poor's 500 Index (03/97)      10         $57,750
Standard & Poor's 500 Index (03/97)       2           6,350
Standard & Poor's 500 Index (03/97)       2         (14,700)
                                                    -------
                                                    $49,400
                                                    =======

The accompanying notes are an integral part of the financial statements.

CARILLON FUND, INC.
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance and retirement products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented in the Standard & Poor's 500 Index.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS -Distributions from net investment income in all Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

      (a)   for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value:

      (b)   for Capital Portfolio - .75% of the first
$50,000,000, .65% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value.

      (c)   for the Bond Portfolio - .50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current net asset value.

      (d) for the S & P 500 Index Portfolio - .30% of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Equity, Capital , or Bond Portfolios, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. The Adviser has agreed to waive its advisory fee and pay any other expenses of the S&P 500 Index Portfolio to the extent that such expenses exceed 0.60% of its average annual net assets. As a result, for the year ended December 31, 1996, the Adviser waived management fees of $40,752 for the S&P 500 Index Portfolio.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets for the Equity, Capital, and Bond Portfolios, and .05% of the Fund's average net assets for the S & P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

NOTE 3 - FUTURES CONTRACTS

S&P 500 Index Portfolio ("Index") may purchase futures contracts on the Standard & Poor's 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, Index agrees to receive from or pay to the broker an amount among equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poor's 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts.


NOTE 4 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 1996 excluding short-term obligations, follow:

                  Equity        Capital      Bond          S&P 500
                  Portfolio     Portfolio    Portfolio     Index
                  ---------     ---------    ---------     -------
Total Cost of
 Purchases of:
Common Stocks     $134,595,735  $32,689,304  $    500,000  $21,253,070
U.S. Government
 Securities             --       29,758,818    20,072,333       --
Corporate Bonds         --        4,655,726   143,754,858       --
                  ------------  -----------  ------------  -----------

                  $134,595,735  $67,103,848  $164,327,191  $21,253,070
                  ============  ===========  ============  ===========

Total Proceeds
 from Sales of:
Common Stocks     $121,196,447  $45,862,233  $     56,998  $   148,079
U.S. Government
 Securities             --       17,316,857    13,542,937           --
Corporate Bonds         --        5,810,391   137,605,856           --
                  ------------  -----------  ------------  -----------
                  $121,196,447  $68,989,481  $151,205,791  $   148,079
                  ============  ===========  ============  ===========

Note 5 - FINANCIAL HIGHLIGHTS


Computed on the basis of a share of capital stock outstanding throughout the year.

                                         Equity Portfolio

                                       Year Ended December 31,
                                       -----------------------

                              1996       1995     1994     1993     1992
                              ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year            $16.54     $14.30   $14.58   $13.74   $12.60
                              -------    -------  -------  -------  -------
Investment Activities:
 Net investment income           .29        .24      .20      .16      .19
 Net realized and unrealized    3.61       3.36      .31     1.69     1.27
   gains/(losses)
                              -------    -------  -------  -------  -------
Total from Investment
  Operations                    3.90       3.60      .51     1.85     1.46
                              -------    -------  -------  -------  -------
Distributions:
 Net investment income          (.27)      (.23)    (.19)    (.16)    (.19)
 Net realized gains             (.72)     (1.13)    (.60)    (.85)    (.13)
                              -------    -------  -------  -------  -------
Total Distributions             (.99)     (1.36)    (.79)   (1.01)    (.32)
                              -------    -------  -------  -------  -------
Net Asset Value,
 End of year                  $19.45     $16.54   $14.30   $14.58   $13.74
                              -------    -------  -------  -------  -------
Total Return                   24.52%     26.96%    3.42%   14.11%   11.78%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets              .64%       .66%     .69%     .70%     .72%

Ratio of Net Investment
Income to Average Net Assets    1.66%      1.73%    1.45%    1.18%    1.47%

Portfolio Turnover Rate        52.53%     34.33%   40.33%   37.93%   46.75%

Average Commission Rate Paid  $.0628<F1>

Net Assets, End of Year
  (000's)                     $288,124   $219,563 $157,696 $138,239 $102,306

<F1> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                           Capital Portfolio
                                        Year Ended December 31
                                        ----------------------
                               1996       1995     1994     1993     1992
                               ----       ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $13.72     $13.19   $13.81   $12.99   $12.82

Investment Activities:
 Net investment income            .63        .64      .52      .43      .42
 Net realized and unrealized     1.36       1.15     (.39)    1.17      .56
   gains/(losses)
Total from Investment
   Operations                    1.99       1.79      .13     1.60      .98

Distributions:
   Net investment income         (.57)      (.64)    (.52)    (.42)    (.42)
   Net realized gains            (.19)      (.62)    (.23)    (.36)    (.39)
Total Distributions             (1.76)     (1.26)    (.75)    (.78)    (.81)

Net Asset Value,
  End of year                  $14.95     $13.72   $13.19   $13.81   $12.99

Total Return                    14.94%     14.28%     .94%   12.72%    7.93%


Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .77%       .77%     .80%     .82%     .88%

Ratio of Net Investment
Income to Average Net Assets     4.42%      4.99%    4.25%    3.31%    3.49%

Portfolio Turnover Rate         53.11%     43.83%   41.89%   32.42%   39.74%

Average Commission
 Rate Paid                     .0615<F1>

Net Assets,
 End of Year (000's)           $159,294   $145,623 $119,263 $100,016 $68,674

<F1> Represents the dollar amount of commissions paid on
Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

Carillon Fund, Inc.
Notes to Financial Statements

Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Bond Portfolio

                                          Year Ended December 31
                               ----------------------------------------
                               1996     1995     1994     1993     1992
                               ----     ----     ----     ----     ----
Net Asset Value,
 Beginning of Year             $11.07   $10.04   $11.30   $10.91   $10.96
                               ------   ------   ------   ------   ------
Investment Activities:
 Net investment income            .79      .88      .77      .73      .82
 Net realized and unrealized     (.04)     .98     (.95)     .54     (.01)
     gains/(losses)
                               ------   ------   ------   ------   ------
Total from Investment
  Operations                      .75     1.86     (.18)    1.27      .81
                               ------   ------   ------   ------   ------
Distributions:
 Net investment income           (.87)    (.83)    (.78)    (.73)    (.82)
 In excess of net
   investment income             (.04)      --       --       --       --
 Net realized gains                --       --     (.30)    (.15)    (.04)
                               ------   ------   ------   ------   ------
Total Distributions              (.91)    (.83)   (1.08)    (.88)    (.86)
                               ------   ------   ------   ------   ------
Net Asset Value,
 End of period                 $10.91   $11.07   $10.04   $11.30   $10.91
                               ======   ======   ======   ======   ======
Total Return                     7.19%   19.03%   (1.63%)  11.94%    7.65%

Ratios/Supplemental Data:
Ratio of Expenses to
 Average Net Assets               .62%     .65%     .68%     .66%     .69%

Ratio of Net Investment
 Income to Average Net Assets    7.24%    7.43%    7.21%    6.65%    7.59%

Portfolio Turnover Rate        202.44%  111.01%   70.27%  137.46%   40.91%

Net Assets,
 End of Year (000's)           $85,634  $73,568  $55,929  $54,128  $38,557



Note 5 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                     S & P 500 Index Portfolio

                                              Year Ended
                                          December 31, 1996<F1>
                                          ---------------------
Net Asset Value,
   Beginning of Year                           $ 10.00

Investment Activities:
   Net investment income                           .20
   Net realized and unrealized                    2.12
      gains/(losses)                           -------
Total from Investment Operations                  2.32

Distributions:
   Net investment income                          (.19)
   Net realized gains                             --
Total Distributions                               (.19)

Net Asset Value,
   End of Year                                 $ 12.13

Total Return, not annualized                     23.37%

Ratios/Supplemental Data:
Ratio of Net Expenses to
   Average Net Assets                              .59%<F2>

Ratio of Net Investment
   Income to Average Net Assets                   2.14%<2>

Portfolio Turnover Rate                           1.09%

Average Commission Rate Paid                     $ .0601<F3>

Net Assets, End of Year (000's)                $ 29,205


<F1> The portfolio commenced operation on December 29, 1995.  The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

<F3> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

CARILLON FUND, INC.
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Carillon Fund, Inc. (consisting of the Equity Portfolio, Capital Portfolio, Bond Portfolio and the S&P 500 Index Portfolio), including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights presented for periods prior to December 31, 1995 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the Portfolios of Carillon Fund, Inc. as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods ended December 31, 1996 and December 31, 1995, respectively, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Dayton, Ohio
February 3, 1997